Kayne Anderson

MLP/Midstream Investment Company

KYN Quarterly Report

February 29, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP/Midstream Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy-related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson MLP/Midstream Investment Company’s (the “Company” or “KYN”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling the Company at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Company at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

April 27, 2020

Dear Stockholders:

First and foremost, we hope that you and your families are safe and healthy during this challenging time. In light of recent events, we plan to focus the content of this quarterly update on changes in market conditions since the end of our fiscal first quarter. We have also included commentary on recent actions taken by KYN to reduce leverage in response to these challenging market conditions. We encourage investors to listen to a podcast we posted to our website earlier today, which reviews many of the topics covered in this letter.

Market Conditions

The stock market has experienced an unprecedented level of volatility over the last two months. In particular, the financial markets have been negatively impacted by the outbreak of an infectious respiratory illness known as COVID-19. This pandemic is affecting millions of people across the globe. As a result of quarantines and other restrictions on business and personal activities, there has been a material impact on the global economy. Governments (and their central banks) have acted swiftly, with large fiscal and monetary stimulus programs enacted to limit the financial and economic fallout from the virus. While we believe these efforts will eventually prove successful, it is challenging to predict how quickly quarantines will be lifted and when economic activity levels will begin to normalize.

The broader equity markets were very weak during March as investors became more concerned about the impact of COVID-19. The S&P 500 Index traded as low as 2,192 in late March – a decline of 35% from its all-time high just a month prior. The VIX, which is a widely followed measure of expected volatility for the S&P 500 Index, increased rapidly during March. This index set an all-time high of 82.7 in the middle of March — eclipsing levels reached during the Global Financial Crisis. The Alerian MLP Index, which is an index comprised of midstream MLPs, declined by almost 60% during the first three weeks of March to a low of 70.8 on March 18th. The equity markets began to recover in late March as the Federal Reserve took more aggressive actions to stabilize financial markets and Congress passed the CARES Act. In late March, equity prices for midstream energy companies recovered from their extremely low levels as the broader markets rallied and expectations increased for OPEC+ production cuts (as discussed below). Currently, the Alerian MLP Index is trading at 123.1, which is 74% higher than its March lows.

As a result of reduced economic activity and the resulting unprecedented decline in demand for energy-related commodities, crude oil prices declined by over 50% during March and April. In addition to the pandemic’s impact to global demand, crude oil prices were negatively impacted due to actions taken by Saudi Arabia and Russia in early March to increase crude oil production. More recently, the OPEC+ agreement reached in early April to reduce production levels will help improve the supply/demand imbalance, but it will take time for the crude oil market to stabilize. Energy companies are responding to these low prices by aggressively reducing activity levels, with the domestic rig count down by over 40% in the last eight weeks. Further, certain energy companies are shutting in production as current prices are below variable operating costs. Over the next four to six weeks, it is expected that global storage levels for many energy-related commodities will reach maximum capacity, which will likely put additional pressure on commodity prices and result in additional production shut ins.

Amid all this uncertainty and negative headlines, it is easy to be very bearish about crude oil prices and the outlook for the energy industry. We are respectful of those concerns but believe that the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

financial impact of the pandemic will be a transitory event. We expect economic activity levels to slowly recover during the second half of 2020. Further, demand for crude oil will increase as the United States and other economies across the globe lift quarantines and return to work. The next 12 to 24 months will have its fair share of challenges for the sector but energy — and the infrastructure assets that facilitate its movement from the wellhead to the end user — will continue to be an indispensable part of the global economy.

Midstream energy companies have responded aggressively to these market conditions, including reducing spending levels and bolstering liquidity. Further, many companies have elected to reduce distribution levels in response to this downturn. While we do not normally encourage this action, these are extraordinary times. We are encouraging companies to take all necessary steps to ensure they have the financial wherewithal to survive the downturn. Over the next two weeks most of the sector will report first quarter results. As always, we will closely monitor these announcements to help inform our outlook for the remainder of 2020.

KYN’s portfolio is weighted towards large, diversified midstream energy companies, which we believe are best situated to weather this storm. Our research team is focused on identifying the companies with the strongest balance sheets and exposure to assets that will be least impacted by expected declines in domestic production and lower commodity prices. While there is little doubt that declines in domestic production will negatively impact financial results for most midstream energy companies, the impact will not be homogenous across the sector. Further, we believe current valuations for many names already reflects an overly bearish production outlook. Ultimately, we believe production levels will stabilize in the next 12 to 24 months and then begin to slowly increase. We are not projecting production to increase at levels like what we saw in prior years, but we do not believe that is necessary for midstream equities to generate attractive returns.

Reduction in Leverage Levels

Beginning in March, the Company proactively took steps to increase its cash position and reduce leverage levels. Earlier today, the Company announced that it completed its leverage reduction plan. During the last two months, the Company reduced leverage by approximately $600 million, or 60%, from February levels. Management believes the actions it took minimized prepayment penalties associated with its reduction in leverage and, as a result, maximized shareholder value in conjunction with executing this plan. As of April 24th, the Company was in compliance will all the applicable 1940 Act leverage tests as well as the covenants on its debt agreements and the terms of its preferred stock. Currently, leverage is 34% of the Company’s total assets, which is higher than our target of 25% to 30%. Management will continue to prudently manage the Company’s leverage levels and respond to changing market conditions as appropriate.

Please visit our website at www.kaynefunds.com for more information about the Company. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Company’s performance, key industry trends, and the midstream sector. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP/Midstream Investment Company (“KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). Throughout this report we will refer to “Midstream Companies”, which we consider to be companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes.

As of February 29, 2020, we had total assets of $2.7 billion, net assets applicable to our common stockholders of $1.5 billion (net asset value of $11.85 per share), and 126.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs and other Midstream Energy Companies. We may invest in debt securities of MLPs and other Midstream Energy Companies as well as equity and debt securities of other energy companies. As of February 29, 2020, we held $2.6 billion in equity investments and no debt investments.

Recent Events

Reduction in Leverage Levels

In response to the recent unprecedented volatility in the equity prices of midstream companies, we took steps to proactively reduce leverage in order to comply with the covenants of our leverage agreements. Since February 29, 2020, we have reduced leverage by $600 million (a 60% reduction). Leverage reductions consist of the repayment of (a) $60 million of our unsecured term loan (“Term Loan”), (b) $415 million of senior unsecured notes (“Notes”) and (c) $125 million of mandatory redeemable preferred shares (“MRP Shares”). As of April 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock. We plan to prudently manage leverage levels in light of market conditions. See Liquidity and Capital Resources.

Delayed Dividend Payment

On March 16, 2020, in an effort to enhance our flexibility with respect to the timing and amount of leverage reductions, our Board of Directors elected to delay the payment of the distribution originally scheduled to be paid on March 31, 2020 (the “March Distribution”) until April 30, 2020. We also announced our plan to revert to making distributions to shareholders on a quarterly basis, with an expectation that the first such quarterly distribution will be declared and paid in June 2020. By delaying the payment date of the March Distribution until April, we were able to reach a negotiated agreement with our Notes investors and MRP Shares investors on the repurchase of a material amount of leverage, as described above. This transaction minimized prepayment penalties and maximized shareholder value.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 29, 2020.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$379.1	14.4%
2.	Energy Transfer LP	Midstream MLP	274.3	10.4
3.	ONEOK, Inc.	Midstream Company	218.7	8.3
4.	The Williams Companies, Inc.	Midstream Company	213.5	8.1
5.	MPLX LP(1)	Midstream MLP	213.2	8.1
6.	Magellan Midstream Partners, L.P.	Midstream MLP	173.8	6.6
7.	Targa Resources Corp.	Midstream Company	127.7	4.9
8.	Shell Midstream Partners, L.P.	Midstream MLP	113.3	4.3
9.	Plains All American Pipeline, L.P.(2)	Midstream MLP	112.9	4.3
10.	Phillips 66 Partners LP	Midstream MLP	91.7	3.5

			$1,918.2	72.9%

(1)	Includes our ownership of common and preferred units.

(2)

Does not include our ownership of Plains AAP, L.P. (“PAGP-AAP”). On a combined basis, our holdings in Plains All American Pipeline, L.P. (“PAA”) and PAGP-AAP were 5.1% of long-term investments as of February 29, 2020.

Results of Operations — For the Three Months Ended February 29, 2020

Investment Income.    Investment income totaled $10.9 million for the quarter. We received $62.0 million of dividends and distributions, of which $44.9 million was treated as return of capital and $6.2 million was treated as distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $20.3 million, including $9.6 million of net investment management fees, $6.6 million of interest expense, $3.3 million of preferred stock distributions and $0.8 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.3 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $7.7 million and included a deferred tax benefit of $1.7 million.

Net Realized Losses.    We had net realized losses from our investments of $15.4 million, consisting of realized losses from long term investments of $20.0 million and a deferred tax benefit of $4.6 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $188.8 million. The net change consisted of a $244.3 million decrease in unrealized gains on investments and a deferred tax benefit of $55.5 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $211.9 million.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Our distributions have been funded generally by NDI and it is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2020
Distributions and Other Income from Investments
Dividends and Distributions	$62.0
Expenses
Net Investment Management Fee	(9.6)
Other Expenses	(0.8)
Interest Expense	(6.3)
Preferred Stock Distributions	(3.1)
Income Tax Benefit, net	1.7

Net Distributable Income (NDI)	$43.9

Weighted Shares Outstanding	126.3

NDI per Weighted Share Outstanding	$0.35

Adjusted NDI per Weighted Share Outstanding(1)	$0.35

(1)	Adjusted NDI includes distributions from Rattler Midstream LP attributable to the first quarter of fiscal 2020 ($0.1 million) with an ex-dividend date of March 2nd, which was after our quarter end.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

On March 16, 2020, we announced that our Board of Directors decided to delay the payment of the $0.12 per share distribution originally scheduled to be paid on March 31, 2020 until April 30, 2020. We also announced a plan to revert to making distributions to shareholders on a quarterly basis, with the expectation that the first quarterly distribution will be declared and paid in June 2020. This quarterly distribution will be in replacement of the monthly distributions that otherwise would have been made in April, May and June 2020. In light of the current market environment, our Board of Directors plans to assess our distribution level in June. In making this assessment, the Board of Directors will consider the impact lower commodity prices and the COVID-19 pandemic are having on the operations, balance sheets and distribution levels for companies operating in the midstream industry. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains (losses) section of the Statement of Operations.

Liquidity and Capital Resources

At February 29, 2020, we had total leverage outstanding of $998 million, which represented 37% of total assets. Total leverage was comprised of $596 million of Notes, $60 million of borrowings outstanding under our Term Loan and $342 million of MRP Shares. At February 29, 2020, we did not have any borrowings outstanding under our unsecured revolving credit facility (“Credit Facility”), and we had $12 million of cash and cash equivalents.

In mid-March we repaid all $60 million of borrowings outstanding under our Term Loan and terminated this facility. Subsequent to February 29, 2020, we repaid the following amounts of Notes and MRP Shares:

Notes

	Principal Amount ($ in millions)
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
AA	$15.0	$(15.0)	$—	3.56%	5/3/20
BB	35.0	(29.7)	5.3	3.77%	5/3/21
CC	76.0	(64.4)	11.6	3.95%	5/3/22
EE	50.0	(38.2)	11.8	3.20%	4/16/21
FF	65.0	(48.4)	16.6	3.57%	4/16/23
GG	45.0	(23.6)	21.4	3.67%	4/16/25
JJ	30.0	(13.5)	16.5	3.46%	7/30/21
KK	80.0	(47.8)	32.2	3.93%	7/30/24
LL	50.0	(42.3)	7.7	2.89%	10/29/20
MM	40.0	(12.7)	27.3	3.26%	10/29/22
NN	20.0	(4.2)	15.8	3.37%	10/29/23
OO	90.0	(75.2)	14.8	3.46%	10/29/24

Total	$596.0	$(415.0)	$181.0

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

MRP Shares

	Liquidation Value ($ in millions)
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$42.0	$(20.7)	$21.3	7.20%	11/9/20
H	50.0	(24.7)	25.3	6.06%	7/30/21
I	25.0	(9.8)	15.2	5.86%	10/29/22
J	50.0	(24.7)	25.3	5.36%	11/9/21
L	100.0	(22.4)	77.6	5.38%	2/11/27
M	75.0	(22.7)	52.3	5.60%	2/11/30

Total	$342.0	$(125.0)	$217.0

In connection with our repayment of leverage during April 2020, we received limited waivers from the holders of our MRP Shares on certain asset coverage ratios.

On April 24, 2020, we had $181 million of Notes outstanding that mature between 2020 and 2025. As of this date, we had $217 million of MRP Shares outstanding that are subject to mandatory redemption between 2020 and 2030. As of April 24, 2020, we did not have any borrowings outstanding under our Credit Facility and we had $78 million of cash and cash equivalents. We expect to have sufficient cash and/or borrowing capacity on our Credit Facility to refinance the remaining Notes and MRP Shares that mature in 2020.

On December 10, 2019, we entered into a definitive agreement for a private placement of $200 million of MRP Shares to refinance maturities in 2020. On February 11, 2020, we received the initial funding of $175 million. On April 20, 2020, we agreed with our private placement investors to terminate the remaining funding of $25 million (Series N MRP Shares) that was scheduled to close on May 12, 2020.

On March 17, 2020, FitchRatings downgraded the ratings on our Notes from ‘AAA’ to ‘A’ and the ratings on our MRP Shares from ‘A’ to ‘BBB’ and placed all ratings on negative watch. As a result of the ratings action on our MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and will continue to be in effect for so long as such series is rated ‘BBB’. There was no impact to the interest rate on our Notes.

On February 7, 2020, we renewed our Credit Facility. The Credit Facility matures on February 8, 2021 and replaces our $300 million unsecured revolving credit facility that was scheduled to mature on February 7, 2020. In connection with our repayment of leverage during April 2020, we amended our Credit Facility on April 14, 2020, reducing the total commitment amount to $225 million. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

At February 29, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 381% for debt and 250% for total leverage (debt plus preferred stock). As of April 24, 2020, our asset coverage ratios were 616% for debt and 280% for total leverage. As of April 24, 2020, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of February 29, 2020, our total leverage consisted 97% of fixed rate obligations and 3% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.66%. As of April 24, 2020, our total leverage consisted 100% of fixed rate obligations and the weighted average interest/dividend rate on our total leverage was 4.84%.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 175.5%
Equity Investments(1) — 175.5%
United States — 166.4%
Midstream MLP(2) — 120.4%
BP Midstream Partners LP	6,053	$80,629
Cheniere Energy Partners, L.P.	1,800	61,032
Crestwood Equity Partners LP	507	10,570
DCP Midstream, LP	2,127	33,156
Enable Midstream Partners, LP	1,386	8,593
Energy Transfer LP	24,759	274,332
Enterprise Products Partners L.P.	16,244	379,140
EQM Midstream Partners, LP(3)	968	16,803
EQM Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)(6)	1,025	47,406
Global Partners LP	1,406	27,213
Magellan Midstream Partners, L.P.	3,186	173,793
MPLX LP	6,758	137,128
MPLX LP — Convertible Preferred Units(4)(5)(7)	2,255	76,074
Noble Midstream Partners LP	1,348	20,686
Phillips 66 Partners LP	1,686	91,665
Plains All American Pipeline, L.P.(8)	8,261	112,923
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)	1,622	22,339
Shell Midstream Partners, L.P.	6,621	113,285
TC PipeLines, LP	1,128	42,801
Western Midstream Partners, LP	5,783	75,527

		1,805,095

Midstream Company — 42.9%
Cheniere Energy, Inc.(10)	251	12,864
Hess Midstream LP(11)	1,139	21,741
Kinder Morgan, Inc.	2,300	44,087
ONEOK, Inc.	3,278	218,716
Rattler Midstream LP	407	5,128
Targa Resources Corp.	3,943	127,744
The Williams Companies, Inc.	11,209	213,536

		643,816

Renewable Infrastructure/Utility Company — 2.5%
NextEra Energy, Inc. — Equity Units(12)	17	773
NextEra Energy Partners, LP	253	14,590
Sempra Energy	156	21,806

		37,169

Shipping MLP — 0.6%
KNOT Offshore Partners LP	511	8,361

Total United States (Cost — $2,527,157)		2,494,441

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Canada — 9.1%
Midstream Company — 8.7%
Enbridge Inc.	1,269	$47,482
Pembina Pipeline Corporation	867	31,316
TC Energy Corporation	986	51,617

		130,415

Renewable Infrastructure/Utility Company — 0.4%
Brookfield Renewable Partners L.P.	113	5,639

Total Canada (Cost — $123,671)		136,054

Total Equity Investments (Cost — $2,650,828)		2,630,495

Short-Term Investment — Money Market Fund — 0.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 1.44%(13) (Cost —$9,508)	9,508	9,508

Total Investments — 176.1% (Cost — $2,660,336)		2,640,003

Debt		(656,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(342,000)
Current Income Tax Asset		814
Deferred Income Tax Liability		(152,996)
Other Assets in Excess of Other Liabilities		9,152

Net Assets Applicable to Common Stockholders		$1,498,973

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes affiliates of master limited partnerships.

(3)

On February 27, 2020, Equitrans Midstream Corporation (“ETRN”) and EQM Midstream Partners, LP (“EQM”) announced an agreement under which ETRN will acquire all EQM common units in a stock-for-unit merger. Under the terms of the agreement, EQM unitholders will receive 2.44 ETRN common shares for each EQM common unit held.

(4)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(5)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 29, 2020, the aggregate value of restricted securities held by the Company was $145,819 (5.5% of total assets), which included $22,339 of Level 2 securities and $123,480 of Level 3 securities. See Note 7 — Restricted Securities.

(6)

On April 10, 2019, the Company purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). Upon the closing of the announced stock-for-unit merger of ETRN and EQM, approximately one half of the EQM Convertible Preferred Units the Company holds will be redeemed in cash at a redemption amount of 101% and the remaining amount will be exchanged for newly-issued ETRN Convertible Preferred Shares. These ETRN Convertible Preferred Shares will pay quarterly cash distributions based on an annual rate of 9.75% through March 31, 2024.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

(7)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. Currently, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6775 per unit.

(8)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(9)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 29, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(10)	Security is non-income producing.

(11)

On December 16, 2019, Hess Midstream Partners LP (“HESM”) completed its previously announced conversion from a master limited partnership to an “Up-C” structure, by merging with Hess Midstream LP, an entity taxed as a corporation for U.S. federal income tax purposes. At the time of the transaction, each HESM common unit was converted on a one-for-one basis into a newly issued Class A share.

(12)

Each Equity Unit consists of (a) a stock purchase contract issued by NextEra Energy, Inc. (“NEE”) and (b) a beneficial ownership interest in a Series K Debenture due March 1, 2025 issued by NextEra Energy Capital Holdings, Inc. The Equity Units pay a distribution at a rate of 5.279% per annum, consisting of interest on the debenture and payments under the stock purchase contract.

(13)	The rate indicated is the yield as of February 29, 2020.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2020

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,539,774)	$2,495,233
Affiliated (Cost — $111,054)	135,262
Short-term investments (Cost — $9,508)	9,508
Cash	2,000
Deposits with brokers	257
Receivable for securities sold	21,997
Interest, dividends and distributions receivable (Cost — $841)	833
Current income tax asset	814
Deferred credit facility offering costs and other assets	1,434

Total Assets	2,667,338

LIABILITIES
Payable for securities purchased	5,237
Investment management fee payable	9,559
Accrued directors’ fees	170
Accrued expenses and other liabilities	6,977
Deferred income tax liability	152,996
Term loan	60,000
Unamortized term loan issuance costs	(237)
Notes	596,000
Unamortized notes issuance costs	(1,393)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (13,680,000 shares issued and outstanding)	342,000
Unamortized mandatory redeemable preferred stock issuance costs	(2,944)

Total Liabilities	1,168,365

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,498,973

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,447,554 shares issued and outstanding, 186,320,000 shares authorized)	$126
Paid-in capital	1,952,604
Total distributable earnings (loss)	(453,757)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,498,973

NET ASSET VALUE PER COMMON SHARE	$11.85

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$58,394
Affiliated investments	3,558
Money market mutual funds	30

Total dividends and distributions (after foreign taxes withheld of $254)	61,982
Return of capital	(44,925)
Distributions in excess of cost basis	(6,135)
Interest income	8

Total Investment Income	10,930

Expenses
Investment management fees — before fee waiver	9,612
Administration fees	208
Directors’ fees	170
Professional fees	148
Reports to stockholders	77
Insurance	46
Custodian fees	43
Other expenses	143

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	10,447
Investment management fee waiver	(53)
Interest expense including amortization of offering costs	6,577
Distributions on mandatory redeemable preferred stock including amortization of offering costs	3,337

Total Expenses — before taxes	20,308

Net Investment Loss — Before Taxes	(9,378)
Deferred income tax benefit	1,699

Net Investment Loss	(7,679)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(21,536)
Investments — affiliated	1,528
Foreign currency transactions	(9)
Deferred income tax benefit	4,547

Net Realized Losses	(15,470)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(209,123)
Investments — affiliated	(35,134)
Foreign currency translations	(7)
Deferred income tax benefit	55,480

Net Change in Unrealized Gains (Losses )	(188,784)

Net Realized and Unrealized Gains (Losses )	(204,254)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(211,933)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 29, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019
OPERATIONS
Net investment loss, net of tax(1)	$(7,679)		$(33,049)
Net realized gains (losses), net of tax	(15,470)		120,232
Net change in unrealized losses, net of tax	(188,784)		(214,228)

Net Decrease in Net Assets Resulting from Operations	(211,933)		(127,045)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	—
Distributions — return of capital	(45,481	)(2)	(185,695)

Dividends and Distributions to Common Stockholders	(45,481)		(185,695)

CAPITAL STOCK TRANSACTIONS
Issuance of 110,440 and 134,160 shares of common stock from reinvestment of dividends and distributions	1,171		1,687

Total Decrease in Net Assets Applicable to Common Stockholders	(256,243)		(311,053)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,755,216		2,066,269

End of period	$1,498,973		$1,755,216

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

The characterization of the distributions paid to common stockholders for the three months ended February 29, 2020 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2020

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(211,933)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	44,925
Distributions in excess of cost basis	6,135
Net realized losses (excluding foreign currency transactions)	20,008
Net change in unrealized gains and losses (excluding foreign currency translations)	244,257
Accretion of bond discounts, net	(1)
Purchase of long-term investments	(70,316)
Proceeds from sale of long-term investments	121,259
Purchase of short-term investments, net	(8,158)
Increase in deposits with brokers	(1)
Increase in receivable for securities sold	(21,997)
Decrease in dividends and distributions receivable	3
Increase in current income tax asset	(814)
Amortization of deferred debt offering costs	431
Amortization of mandatory redeemable preferred stock offering costs	253
Increase in other assets	(75)
Increase in payable for securities purchased	5,237
Decrease in investment management fee payable	(1,216)
Decrease in accrued directors’ fees	(4)
Decrease in accrued expenses and other liabilities	(5,687)
Decrease in current income tax liability	(2,737)
Decrease in deferred income tax liability	(61,726)

Net Cash Provided by Operating Activities	57,843

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facilities	(35,000)
Costs associated with renewal of credit facility	(1,068)
Proceeds from offering of mandatory redeemable preferred stock	175,000
Redemption of mandatory redeemable preferred stock	(150,000)
Costs associated with term loan	(56)
Costs associated with offering of mandatory redeemable preferred stock	(2,409)
Cash distributions paid to common stockholders	(44,310)

Net Cash Used in Financing Activities	(57,843)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,171.

During the three months ended February 29, 2020, interest paid related to debt obligations was $11,486 and income tax paid was $3,551 (net of refunds).

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2020 (Unaudited)		For the Fiscal Year Ended November 30,
			2019	2018		2017
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.89		$16.37	$15.90		$19.18
Net investment income (loss)(2)	(0.06)		(0.26)	(0.45)		(0.45)
Net realized and unrealized gain (loss)	(1.62)		(0.75)	2.74		(0.92)

Total income (loss) from operations	(1.68)		(1.01)	2.29		(1.37)

Common dividends(3)	—		—	(1.80)		(0.53)
Common distributions — return of capital(3)	(0.36)		(1.47)	—		(1.37)

Total dividends and distributions — common	(0.36)		(1.47)	(1.80)		(1.90)

Offering expenses associated with the issuance of common stock	—		—	(0.01	)(4)	—
Effect of issuance of common stock	—		—	—		—
Effect of shares issued in reinvestment of distributions	—		—	(0.01)		(0.01)

Total capital stock transactions	—		—	(0.02)		(0.01)

Net asset value, end of period	$11.85		$13.89	$16.37		$15.90

Market value per share of common stock, end of period	$11.11		$12.55	$15.85		$15.32

Total investment return based on common stock market value(5)	(8.9	)%(6)	(12.4)%	14.8%		(13.8)%
Total investment return based on net asset value(7)	(12.2	)%(6)	(6.1)%	14.2%		(8.0)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,498,973		$1,755,216	$2,066,269		$1,826,173
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%		2.3%	2.3%		2.5%
Other expenses	0.2		0.1	0.2		0.1

Subtotal	2.4		2.4	2.5		2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3		2.1	1.9		2.0
Income tax expense(9)	—		—	—		—

Total expenses	4.7%		4.5%	4.4%		4.6%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%		(1.6)%	(2.5)%		(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(12.2	)%(6)	(6.3)%	10.8%		(7.5)%
Portfolio turnover rate	2.4	%(6)	22.0%	25.8%		17.6%
Average net assets	$1,734,404		$2,032,591	$2,127,407		$2,128,965
Notes outstanding, end of period(10)	$596,000		$596,000	$716,000		$747,000
Borrowings under credit facilities, end of period(10)	$—		$35,000	$39,000		$—
Term loan outstanding, end of period(10)	$60,000		$60,000	$60,000		$—
Mandatory redeemable preferred stock, end of period(10)	$342,000		$317,000	$317,000		$292,000
Average shares of common stock outstanding	126,339,541		126,326,087	118,725,060		114,292,056
Asset coverage of total debt(11)	380.6%		399.9%	392.4%		383.6%
Asset coverage of total leverage (debt and preferred stock)(12)	250.2%		274.1%	282.5%		275.8%
Average amount of borrowings per share of common stock during the period(1)	$5.44		$6.09	$6.52		$7.03

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015	2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.61)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	2.80	(14.39)	5.64	8.72

Total income (loss) from operations	2.19	(14.92)	4.88	7.99

Common dividends(3)	—	(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(2.20)	(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(2.20)	(2.63)	(2.53)	(2.29)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)	0.01	—	—

Total capital stock transactions	(0.01)	0.04	0.06	0.09

Net asset value, end of period	$19.18	$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$19.72	$18.23	$38.14	$37.23

Total investment return based on common stock market value(5)	24.1%	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(7)	14.6%	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,180,781	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.6%	2.4%	2.4%
Other expenses	0.2	0.1	0.1	0.1

Subtotal	2.7	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.8	2.4	1.8	2.1
Income tax expense(9)	7.9	—	8.3	14.4

Total expenses	13.4%	5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(3.4)%	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	12.5%	(51.7)%	13.2%	24.3%
Portfolio turnover rate	14.5%	17.1%	17.6%	21.2%
Average net assets	$2,031,206	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period(10)	$767,000	$1,031,000	$1,435,000	$1,175,000
Borrowings under credit facilities, end of period(10)	$43,000	$—	$51,000	$69,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$300,000	$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,967,480	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(11)	406.3%	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(12)	296.5%	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.06	$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)
Net realized and unrealized gain (loss)	4.27	2.91	8.72

Total income (loss) from operations	3.56	2.22	8.28

Common dividends(3)	(1.54)	(1.26)	(0.84)
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02

Total capital stock transactions	0.03	0.10	0.18

Net asset value, end of period	$28.51	$27.01	$26.67

Market value per share of common stock, end of period	$31.13	$28.03	$28.49

Total investment return based on common stock market value(5)	19.3%	5.6%	26.0%
Total investment return based on net asset value(7)	13.4%	8.7%	43.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%
Other expenses	0.2	0.2	0.2

Subtotal	2.6	2.6	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9
Income tax expense(9)	7.2	4.8	20.5

Total expenses	12.2%	9.7%	24.7%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%
Portfolio turnover rate	20.4%	22.3%	18.7%
Average net assets	$2,346,249	$1,971,469	$1,432,266
Notes outstanding, end of period(10)	$890,000	$775,000	$620,000
Borrowings under credit facilities, end of period(10)	$19,000	$—	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$374,000	$260,000	$160,000
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952
Asset coverage of total debt(11)	418.5%	395.4%	420.3%
Asset coverage of total leverage (debt and preferred stock)(12)	296.5%	296.1%	334.1%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distributions paid for the three months ended February 29, 2020 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)

For the three months ended February 29, 2020, and for the fiscal years ended November 30, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $61,726 (3.6% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). In this report, the term “Midstream Companies” refers to companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 29, 2020, the Company held 8.2% of its net assets applicable to common stockholders (4.6% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at February 29, 2020 was $123,480. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments in MLPs and other Midstream Energy Companies generally are comprised of income and return of capital. Payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Company estimates the return of capital portion of dividends received from other Midstream Energy Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three months ended February 29, 2020, the Company estimated $44,925 of return of capital and $6,135 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Three Months Ended February 29, 2020
Dividends and distributions (before foreign taxes withheld of $254 and excluding distributions in excess of cost basis)	$56,101
Dividends and distributions — % return of capital	80%

Return of capital — attributable to net realized gains (losses)	$1,656
Return of capital — attributable to net change in unrealized gains (losses)	43,269

Total return of capital	$44,925

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 29, 2020, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

N.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at February 29, 2020, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$2,630,495	$2,484,676	$22,339	(1)	$123,480
Short-term investments	9,508	9,508	—		—

Total assets at fair value	$2,640,003	$2,494,184	$22,339		$123,480

(1)

The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 29, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at February 29, 2020.

As of February 29, 2020, the Company had Notes outstanding with aggregate principal amount of $596,000 and 13,680,000 shares of MRP Shares outstanding with a total liquidation value of $342,000. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($596,000 aggregate principal amount) and all of the MRP Shares ($342,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 29, 2020, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series AA through CC, EE through GG and JJ through OO)	$596,000	$622,200
MRP Shares (Series C, H, I, J, L and M)	$342,000	$349,700

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2020.

Equity Investments
Balance — November 30, 2019	$141,297
Purchases	—
Sales	—
Transfers out to Level 1 and 2	(18,513)
Realized gains (losses)	—
Change in unrealized gains (losses), net	696

Balance — February 29, 2020	$123,480

Net change in unrealized gain (loss) of investments still held at February 29, 2020	$696

Transfers out of $18,513 relate to the Company’s investment in Noble Midstream Partners LP common units that became marketable during the first quarter of 2020. The Company utilizes the beginning of the reporting period method for determining transfers between levels.

The $696 increase in unrealized gains (net) relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of EQM Midstream Partners, LP (“EQM”) and MPLX LP (“MPLX”). The convertible preferred units are, in the case of MPLX, and will be, in the case of EQM, convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

For the EQM convertible preferred units, contemporaneous with the February 27, 2020 announcement of the stock-for-unit merger agreement whereby ETRN will acquire all EQM common units, the Company began to use a probability-weighted valuation analysis based on the value that the Company would receive if the transaction closes and the value of our existing EQM convertible

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

preferred if the transaction does not close. The Company uses the same credit spread and volatility assumptions in both scenarios. Further, the Company assumes a 90% probability of the transaction closing and a 10% probability of the transaction not closing to derive its valuation. Upon closing of the proposed transaction, ETRN will redeem 538,500 of the Company’s existing preferred units at 101% of par in cash. The Company will receive 486,720 of ETRN convertible preferred units with a liquidation preference of $19.99 per unit for the remainder of its position.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 29, 2020:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High

EQM and MPLX Convertible Preferred Units	$123,480	- Convertible pricing model	- Credit spread - Volatility - Illiquidity discount	4.3% 25.0% 0.0%	9.3% 40.0% 0.2%	6.2% 31.3% 0.1%

4.	Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2020, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Midstream Energy Companies(1)	98.4%
Largest single issuer	14.4%
Restricted securities	5.5%

(1)

Comprised of energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Upon completion of its merger with KED (see Note 1), the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Fee Waiver Agreement may not be recouped. The Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The investment management agreement has a current term through March 31, 2021 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 29, 2020, the Company paid management fees at an annual rate of 1.367% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the three months ended February 29, 2020:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
Plains All American Pipeline, L.P.	8,261	$112,923	$2,974	$1,528	$(29,482)
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,622	22,339	584	—	(5,652)

Total		$135,262	$3,558	$1,528	$(35,134)

(1)	See Schedule of Investments for investment classifications.

(2)

During the three months ended February 29, 2020, there were no purchases or sales of PAA or PAGP-AAP. The net realized gains for PAA relate to distributions received that were in excess of cost basis that the Company treats as realized gains.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

At February 29, 2020, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax asset, net	$814

Deferred tax assets:

Net operating loss carryforward — State	$2,504
Net operating loss carryforward — Federal	21,319

Deferred interest expense limitation	1,488

Foreign tax credit carryforward	254

Deferred tax liabilities:

Net unrealized gains on investment securities	(178,561)

Total deferred income tax liability, net	$(152,996)

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the three months ended February 29, 2020, the Company made tax payments of $3,551 (net of $131 of state refunds). At February 29, 2020, the Company had a net current income tax asset of $814. The current tax asset is comprised of estimated federal ($31) and state ($783) overpayments on account.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 29, 2020
Computed federal income tax benefit at 21%	$(57,468)
State income tax benefit, net of federal tax	(4,401)
Foreign tax credit	(254)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	397

Total income tax benefit	$(61,726)

The majority of the Company’s investments consist of equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 29, 2020, the Company reduced its tax cost basis by approximately $99,000 due to its 2019 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At February 29, 2020, the cost basis of investments for federal income tax purposes was $1,850,886. The cost basis for federal income tax purposes is $809,450 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 29, 2020, gross

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$978,489
Gross unrealized depreciation of investments (including options, if any)	(189,372)

Net unrealized appreciation of investments before foreign currency related translations	789,117
Unrealized depreciation on foreign currency related translations	(8)

Net unrealized appreciation of investments	$789,109

Distributions in the amount of $12,077 paid to holders of MRP Shares for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). Distributions in the amount of $185,695 paid to common stockholders for the fiscal year ended November 30, 2019 were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 29, 2020, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. —
Plains AAP, L.P.(1)	(2)	(3)	1,622	$4,883	$22,339	$13.77	1.5%	0.9%
Level 3 Investments (4)

EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	1,025	$49,250	$47,406	$46.24	3.1%	1.8%
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	76,074	33.73	5.1	2.8

Total				$121,467	$123,480		8.2%	4.6%

Total of all restricted securities				$126,350	$145,819		9.7%	5.5%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of February 29, 2020, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.	Derivative Financial Instruments

As of February 29, 2020, the Company held no derivative instruments, and during the three months ended February 29, 2020, the Company did not have any activity involving derivative instruments. See Note 2 —Significant Accounting Policies.

9.	Investment Transactions

For the three months ended February 29, 2020, the Company purchased and sold securities in the amounts of $70,316 and $121,259 (excluding short-term investments).

10.	Credit Facility and Term Loan

As of February 29, 2020, the Company had a $300,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the three months ended February 29, 2020, the average amount of borrowings outstanding under the Credit Facility was $31,758 with a weighted average interest rate of 3.07%. As of February 29, 2020, the Company had no borrowings outstanding under the Credit Facility.

As of February 29, 2020, the Company had a $60,000 unsecured term loan (the “Term Loan”). The Term Loan matures on August 11, 2021. The interest rate on $30,000 of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30,000 is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed. As of February 29, 2020, $60,000 was borrowed under the Term Loan at a weighted average interest rate of 3.08%. As of February 29, 2020, the Company had $237 of unamortized Term Loan issuance costs.

As of February 29, 2020, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act. See Note 14 — Subsequent Events.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Notes

At February 29, 2020, the Company had $596,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at February 29, 2020. See Note 14 — Subsequent Events.

Series	Principal Outstanding, February 29, 2020	Unamortized Issuance Costs	Estimated Fair Value February 29, 2020	Fixed Interest Rate	Maturity Date
AA	$15,000	$3	$15,100	3.56%	5/3/20
BB	35,000	37	35,800	3.77%	5/3/21
CC	76,000	133	79,300	3.95%	5/3/22
EE	50,000	55	50,800	3.20%	4/16/21
FF	65,000	157	68,100	3.57%	4/16/23
GG	45,000	149	48,300	3.67%	4/16/25
JJ	30,000	46	30,700	3.46%	7/30/21
KK	80,000	282	86,200	3.93%	7/30/24
LL	50,000	43	50,400	2.89%	10/29/20
MM	40,000	102	41,300	3.26%	10/29/22
NN	20,000	63	20,900	3.37%	10/29/23
OO	90,000	323	95,300	3.46%	10/29/24

	$596,000	$1,393	$622,200

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of February 29, 2020, the weighted average interest rate on the outstanding Notes was 3.55%.

As of February 29, 2020, each series of Notes was rated “AAA” by FitchRatings and Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes. See Note 14 — Subsequent Events.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 29, 2020, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At February 29, 2020, the Company had 13,680,000 shares of MRP Shares outstanding, with a total liquidation value of $342,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at February 29, 2020. On December 10, 2019, the Company entered into a definitive agreement for the private placement of $200,000 of MRP Shares. In conjunction with the agreement, on February 11, 2020, the Company received funding of $175,000 (the “February Funding”) of the $200,000 total offering amount. A portion of the proceeds from the February Funding were used to redeem $150,000 of MRP Shares. See Note 14 — Subsequent Events.

Series	Liquidation Value November 30, 2019	Liquidation Value Issued	Liquidation Value Redeemed	Liquidation Value February 29, 2020	Unamortized Issuance Costs	Estimated Fair Value February 29, 2020	Rate	Mandatory Redemption Date
C	$42,000	$—	$—	$42,000	$41	$42,600	5.20%	11/9/20
F	125,000	—	(125,000)	—	—	—	3.50%	4/15/20
H	50,000	—	—	50,000	137	50,900	4.06%	7/30/21
I	25,000	—	—	25,000	115	25,700	3.86%	10/29/22
J	50,000	—	—	50,000	249	50,500	3.36%	11/9/21
K	25,000	—	(25,000)	—	—	—	3.37%	4/10/20
L	—	100,000	—	100,000	1,201	102,600	3.38%	2/11/27
M	—	75,000	—	75,000	1,201	77,400	3.60%	2/11/30

	$317,000	$175,000	$(150,000)	$342,000	$2,944	$349,700

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of February 29, 2020, each series of MRP Shares was rated “A” by FitchRatings and “A+” by KBRA. See Note 14 — Subsequent Events.

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A”. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments.

Series C, H, I, J, L and M
Ratings Threshold	“A”
Method of Determination	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 29, 2020, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At February 29, 2020, the Company had 186,320,000 shares of common stock authorized and 126,447,554 shares outstanding. As of February 29, 2020, KAFA owned 86 shares of the Company. Transactions in common shares for the three months ended February 29, 2020 were as follows:

Shares outstanding at November 30, 2019	126,337,114
Shares issued through reinvestment of distributions	110,440

Shares outstanding at February 29, 2020	126,447,554

14.	Subsequent Events

Subsequent to February 29, 2020, the Company reduced outstanding leverage by $600,000. Leverage reductions consist of the repayment of $60,000 of the Company’s Term Loan, $415,000 of Notes and $125,000 of MRP Shares. Notes and MRP Shares repayments were as follows:

Notes

	Principal Amount
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
AA	$15,000	$(15,000)	$—	3.56%	5/3/20
BB	35,000	(29,700)	5,300	3.77%	5/3/21
CC	76,000	(64,425)	11,575	3.95%	5/3/22
EE	50,000	(38,203)	11,797	3.20%	4/16/21
FF	65,000	(48,429)	16,571	3.57%	4/16/23
GG	45,000	(23,581)	21,419	3.67%	4/16/25
JJ	30,000	(13,523)	16,477	3.46%	7/30/21
KK	80,000	(47,753)	32,247	3.93%	7/30/24
LL	50,000	(42,260)	7,740	2.89%	10/29/20
MM	40,000	(12,678)	27,322	3.26%	10/29/22
NN	20,000	(4,226)	15,774	3.37%	10/29/23
OO	90,000	(75,222)	14,778	3.46%	10/29/24

Total	$596,000	$(415,000)	$181,000

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

MRP Shares

	Liquidation Value
Series	Outstanding: February 29th	Amount Repaid	Outstanding: April 24th	Rate	Maturity
C	$42,000	$(20,718)	$21,282	7.20%	11/9/20
H	50,000	(24,665)	25,335	6.06%	7/30/21
I	25,000	(9,866)	15,134	5.86%	10/29/22
J	50,000	(24,665)	25,335	5.36%	11/9/21
L	100,000	(22,395)	77,605	5.38%	2/11/27
M	75,000	(22,691)	52,309	5.60%	2/11/30

Total	$342,000	$(125,000)	$217,000

In connection with its repayment of leverage during April 2020, the Company received limited waivers from the holders of its MRP Shares on certain asset coverage ratios. The Company also amended its Credit Facility on April 14, 2020 to reduce the total commitment amount from $300,000 to $225,000. As a result of this amendment, the interest rate on outstanding borrowings under the Credit Facility now varies between LIBOR plus 1.30% and LIBOR plus 2.15%.

On March 16, 2020, in an effort to enhance the Company’s flexibility with respect to the timing and amount of leverage reductions, the Company’s Board of Directors elected to delay the payment of the distribution originally scheduled to be paid on March 31, 2020 (the “March Distribution”) until April 30, 2020. The Company also announced its plan to revert to making distributions to shareholders on a quarterly basis, with an expectation that the first such quarterly distribution will be declared and paid in June 2020. By delaying the payment date of the March Distribution until April, the Company was able to reach a negotiated agreement with its Notes investors and MRP Shares investors on the repurchase of a material amount of leverage, as described above. This transaction minimized prepayment penalties and maximized shareholder value.

On March 17, 2020, FitchRatings downgraded the ratings on the Company’s Notes from ‘AAA’ to ‘A’ and the ratings on its MRP Shares from ‘A’ to ‘BBB’ and placed all ratings on negative watch. As a result of the ratings action on the Company’s MRP Shares, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum (reflected in the table above) and will continue to be in effect for so long as such series is rated ‘BBB’. There was no impact to the interest rate on the Company’s Notes.

The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Company. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Company, recent market volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream energy companies in which the Company invests. In addition, volatility in the energy markets may affect the ability of midstream energy companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Company, including political, social and economic risks. Any such impact could adversely affect the Company’s performance and the performance of the securities in which the Company invests and may lead to losses on your investment in the Company.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADDITIONAL INFORMATION

(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors

James C. Baker	Director, President and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr.	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.